UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2006

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

ISSG, INC., 5715 Lemona Avenue, Van Nuys, CA 91411

(Former name or former address, if changed since last report.)

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

(c) Election of a New Officer

On September 6, 2006, the Registrant’s board of directors, immediately following its annual shareholders meeting, appointed Mr. Joseph Mangiapane, Jr. as the Registrant’s Chief Executive Officer. Mr. Mangiapane does not currently have an employment contract with the Registrant.

Joseph Mangiapane, Jr., is the newest member to ISSG’s board of directors and is also its Chief Executive Officer. Mr. Mangiapane has been a senior registered options principal, compliance registered options principal, and a registered representative with Advantage Investment Strategies, Inc., an NASD registered broker/dealer, since 2005. From 2000 to 2004, Mr. Mangiapane owned and managed a restaurant in Orange County, California. From 1992 to 2000, Mr. Mangiapane was a stockholder, senior registered options principal, compliance registered options principal, and a registered representative with Tradeway Securities Group in Irvine, California. From 1987 to 1989, Mr. Mangiapane was an investment banker and senior institutional trader with Paine Webber’s Sexton Group, and from 1986 to 1987, he was an investment banker Sexton Group, then a part of Drexel Burnham Lambert. Mr. Mangiapane’s father is the sole officer and director of Dial-A-Cup, a wholly owned subsidiary of the Company.

(d) Election of a New Director

On September 6, 2006, the Registrant held its annual shareholders meeting and elected Mr. Joseph Mangiapane, Jr. as a new member to the board of directors. At the time of this filing, the Registrant does not currently have board committees in place but the Registrant may form board committees, in the future. Mr. Mangiapane may serve on one or more of these committees, if and when established.

Following the annual shareholders meeting, the Registrant’s board of directors consists of the following members; Joseph Mangiapane, Jr., Terence Davis, Brad Bunch, James Udel, and Craig Triance.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Amendment to Certificate of Incorporation

On September 6, 2006, at the annual shareholders meeting the Registrant’s shareholders approved the amendment to the Registrant’s Certificate of Incorporation to change its corporate name to Rubicon Financial Incorporated. Upon approval of its name change, the Registrant intends to file for a symbol change for its common stock currently quoted on the OTC Bulletin Board.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
3.1(i)(d)	Amendment to Certificate of Incorporation Changing Name from ISSG, Inc. to Rubicon Financial Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON FINANCIAL INCORPORATED

By: /s/ Terence Davis
Terence Davis, President

Date: September 8, 2005